JAMES ADVANTAGE FUNDS

JAMES BALANCED: GOLDEN RAINBOW FUND (Retail Class)

GLRBX

JAMES SMALL CAP FUND

JASCX

JAMES MID CAP FUND

JAMDX

JAMES EQUITY FUND

JALCX

JAMES MARKET NEUTRAL FUND

JAMNX

PROSPECTUS

MARCH 20, 2010

AS WITH ALL MUTUAL FUND SHARES AND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SHARES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

JAMES BALANCED: GOLDEN RAINBOW FUND

Retail Class Shares

Investment Objective

James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.74%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.17%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.17%

(1)          Acquired Fund Fees and Expenses are not included as expenses in the Ratio of Net Expenses to Average Net Assets found in the “Financial Highlights” section of this prospectus.

Example:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares of the end of those periods The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
James Balanced: Golden Rainbow Fund	$119	$372	$644	$1,420

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in equity securities of foreign and domestic companies that the Adviser believes are undervalued, and in fixed income securities. The Fund will normally hold both equity securities and fixed income securities, with at least 25% of its assets in equity securities and at least 25% of its assets in fixed income securities. Equity securities include common stocks, preferred stocks and exchange traded funds (“ETFs”) that invest primarily in equity securities. Some or all of the equity portion of the Fund may be invested in small and micro capitalization companies. The fixed income portion of the Fund will consist primarily of U.S. government securities, corporate bonds, municipal bonds and/or sovereign bonds of any maturity, as well as ETFs that invest primarily in such securities. The Fund will limit its purchases of non-U.S. government securities to issues rated “Baa2” or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or better by Standard & Poor’s Ratings Group (“S&P”) and unrated securities determined by the Adviser to be of equivalent quality, as well as high quality money market instruments. The Fund will attempt to provide total return in excess of the rate of inflation over the long term (3 to 5 years).

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund.

Equity Market Risk: Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Fixed Income Risk: The Fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally declines. Your investment will decline in value if the value of the Fund’s investments decreases. There is a risk that issuers and counterparties will not make payments on fixed income securities and repurchase agreements held by the Fund. Such defaults could result in losses to the Fund. Securities with lower credit quality have a greater risk of default. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Management Risk: The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect. The Fund may experience losses regardless of the overall performance of the market.

Small Cap Company Risk:  Smaller capitalization companies may experience higher failure rates than do larger capitalization companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger capitalization companies. Some small capitalization stocks may be illiquid. These risks may be enhanced for micro cap securities. Many micro cap companies tend to be new and have no proven track record. Some of these companies have no assets or operations, while others have products and services that are still in development or have yet to be tested in the market. Because micro cap stocks trade in low volumes, any size of trade can have a large percentage impact on the price of the stock.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

Municipal Securities Risk: The power or ability of an issuer to make principal and interest payments on municipal securities may be materially adversely affected by economic conditions, litigation or other factors. The Fund’s right to receive principal and interest payments may be subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, as wells as laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal and/or interest or imposing other constraints upon the enforcement of such obligations. In addition, substantial changes in federal income tax laws could cause municipal security prices to decline because the demand for municipal securities is strongly influenced by the value of tax exempt income to investors.

Sovereign Debt Risk: The Fund may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations.

Exchange Traded Fund Risk: An ETF may trade at a discount to its net asset value. Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund will also incur brokerage costs when it purchases shares of ETFs. In addition, the Fund will be affected by losses of the underlying ETF and the level of risk arising from the investment practices of the underlying ETF.

Performance

The bar chart and performance table below illustrate the variability of the returns of the Retail Class of the Fund, which provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns over time compare with the returns of a broad-based securities market index. Of course, the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.jamesfunds.com or by calling 1-800-99 JAMES (1-800-995-2637).

Annual Total Return (Retail Class Shares) (Years ended December 31):

1999	3.42%
2000	4.58%
2001	2.56%
2002	-0.79%
2003	18.22%
2004	12.97%
2005	8.37%
2006	7.90%
2007	8.61%
2008	-5.53%

Best Quarter	2nd Quarter 2003	9.89%
Worst Quarter	3rd Quarter 2008	-5.37%

The Fund’s (Retail Class Shares) year-to-date return as of September 30, 2009 was 5.89%.

Average Annual Total Returns (Retail Class Shares) (as of December 31, 2008)

	One Year	Five Years	Ten Years
James Balanced: Golden Rainbow Fund
Return Before Taxes	-5.53%	6.27%	5.84%
Return after Taxes on Distributions	-6.04%	5.42%	4.31%
Return after Taxes on Distributions and Sale of Fund Shares	-3.50%	5.08%	4.28%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-37.00%	-2.19%	-1.38%
Blended (25% S&P 500® Index; 25% Russell 2000® Index; 50% Barclays Intermediate Government/Credit Bond Index) (reflects no deduction for fees, expenses or taxes)	-16.73%	1.66%	3.60%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Portfolio Management

James Investment Research, Inc. is the investment adviser to the Fund.

The Fund is managed by an investment committee of the Adviser consisting of the following seven members:

Dr. Frank James, PhD	Barry James, CFA, CIC	Ann M. Shaw, CFP	Thomas L. Mangan
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager
Since Inception	Since Inception	Since Inception	Since Inception

David W. James, CFA	R. Brian Culpepper	Brian Shepardson, CFA, CIC
Portfolio Manager	Portfolio Manager	Portfolio Manager
Since Inception	Since Inception	Since 2001

Buying and Selling Fund Shares

Minimum Initial Investment	Minimum Additional Investment
$2,000
$500 (tax-deferred accounts)	None

Fund shares may be purchased or sold on any business day by calling 1-800-99JAMES (1-800-995-2637); by writing to The James Advantage Funds, P.O. Box 786, Denver, CO 80201; via overnight mail at 1290 Broadway, Suite 1100, Denver, CO 80203; or via the Fund’s website at www.jamesfunds.com.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Important Information Regarding Fund Shares on page 22 of this prospectus.

JAMES SMALL CAP FUND

Investment Objective

James Small Cap Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.24%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	1.50%

Example:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares of the end of those periods The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
James Small Cap Fund	$154	$477	$824	$1,802

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities of foreign and domestic companies that the Adviser believes are undervalued. Equity securities include common stocks, preferred stocks and exchange traded funds (“ETFs”) that invest primarily in equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of borrowing for investment purposes, if any) in equity securities of small capitalization companies. Shareholders of the Fund will be provided with at least 60 days’ prior notice of any change in the Fund’s 80% investment policy. Small capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the Russell 2000® Index, including ETFs that invest primarily in such securities. As of September 30, 2009, the largest market capitalization of the companies included in the Russell 2000® Index was $3.6 billion. Micro cap securities are considered small capitalization securities.

The Fund anticipates investing across a range of industry sectors. However, certain sectors may be significantly overweighted or underweighted compared to the Russell 2000® Index because the Adviser seeks the best investment opportunities regardless of sector. The sectors in which the Fund may be overweighted or underweighted will vary at different points in the economic cycle.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund.

Equity Market Risk: Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Management Risk: The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect. The Fund may experience losses regardless of the overall performance of the market.

Small Cap Company Risk:  Smaller capitalization companies may experience higher failure rates than do larger capitalization companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger capitalization companies. Some small capitalization stocks may be illiquid. These risks may be enhanced for micro cap securities. Many micro cap companies tend to be new and have no proven track record. Some of these companies have no assets or operations, while others have products and services that are still in development or have yet to be tested in the market. The prices of micro cap securities generally are more volatile and their markets less liquid relative to larger cap securities. Because micro cap stocks trade in low volumes, any size of trade can have a large percentage impact on the price of the stock.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

Sector Risk: Equity securities within the same group of industries may decline in price due to sector-specific market or economic developments. If the Adviser invests a significant portion of the Fund’s assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not concentrate in a particular sector.

Exchange Traded Fund Risk: An ETF may trade at a discount to its net asset value. Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund will also incur brokerage costs when it purchases shares of ETFs. In addition, the Fund will be affected by losses of the underlying ETF and the level of risk arising from the investment practices of the underlying ETF.

Performance

The bar chart and performance table below illustrate the variability of the Fund’s returns, which provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns over time compare with the returns of a broad-based securities market index. Of course, the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.jamesfunds.com or by calling 1-800-99 JAMES (1-800-995-2637).

Annual Total Return (Years ended December 31):

1999	-10.43%
2000	5.03%
2001	5.38%
2002	-2.40%
2003	53.64%
2004	26.18%
2005	7.51%
2006	12.49%
2007	-6.16%
2008	-35.70%

Best Quarter	2nd Quarter 2003	25.01%
Worst Quarter	4th Quarter 2008	-20.84%

The Fund’s year-to-date return as of September 30, 2009 was 16.74%.

Average Annual Total Returns (as of December 31, 2008)

	One Year	Five Years	Ten Years
James Small Fund
Return Before Taxes	-35.70%	-1.63%	3.19%
Return after Taxes on Distributions	-35.72%	-1.89%	3.03%
Return after Taxes on Distributions and Sale of Fund Shares	-23.16%	-1.30%	2.80%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	-33.80%	-0.93%	3.02%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Portfolio Management

James Investment Research, Inc. is the investment adviser to the Fund.

The Fund is managed by an investment committee of the Adviser consisting of the following seven members:

Dr. Frank James, PhD	Barry James, CFA, CIC	Ann M. Shaw, CFP	Thomas L. Mangan
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager
Since Inception	Since Inception	Since Inception	Since Inception

David W. James, CFA	R. Brian Culpepper	Brian Shepardson, CFA, CIC
Portfolio Manager	Portfolio Manager	Portfolio Manager
Since Inception	Since Inception	Since 2001

Buying and Selling Fund Shares

Minimum Initial Investment	Minimum Additional Investment
$2,000
$500 (tax-deferred accounts)	None

Fund shares may be purchased or sold on any business day by calling 1-800-99JAMES (1-800-995-2637); by writing to The James Advantage Funds, P.O. Box 786, Denver, CO 80201; via

overnight mail at 1290 Broadway, Suite 1100, Denver, CO 80203; or via the Fund’s website at www.jamesfunds.com.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Important Information Regarding Fund Shares on page 22 of this prospectus.

JAMES MID CAP FUND

Investment Objective

James Mid Cap Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.99%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.26%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	1.51%

(1)          Acquired Fund Fees and Expenses are not included as expenses in the Ratio of Net Expenses to Average Net Assets found in the “Financial Highlights” section of this prospectus.

Example:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares of the end of those periods  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
James Mid Cap Fund	$154	$477	$824	$1,802

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities of foreign and domestic companies that the Adviser believes are undervalued.  Equity securities include common stocks, preferred stocks and exchange traded funds (“ETFs”) that invest primarily in equity securities.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of borrowing for investment purposes, if any) in equity securities of mid capitalization companies.  Shareholders of the Fund will be provided with at least 60 days’ prior notice of any change in the  Fund’s 80% investment policy.  Mid capitalization companies are defined as those companies with market capitalizations at the time of purchase of $1 billion to $8 billion, including ETFs that invest primarily in such securities.

The Fund anticipates investing across a range of industry sectors.  However, certain sectors may be significantly overweighted or underweighted compared to the S&P 400® Index because the Adviser seeks the best investment opportunities regardless of sector. The sectors in which the Fund may be overweighted or underweighted will vary at different points in the economic cycle.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation

(FDIC) or any other government agency. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund.

Equity Market Risk:  Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.  When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Management Risk: The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect.  The Fund may experience losses regardless of the overall performance of the market.

Mid Cap Company Risk:  Mid capitalization companies may experience higher failure rates than do larger capitalization companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger capitalization companies.

Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country.  In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets.  Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations.  Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular.  Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

Sector Risk:  Equity securities within the same group of industries may decline in price due to sector-specific market or economic developments. If the Adviser invests a significant portion of the Fund’s assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment.  This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not concentrate in a particular sector.

Exchange Traded Fund Risk:  An ETF may trade at a discount to its net asset value.  Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses.  The Fund will also incur brokerage costs when it purchases shares of ETFs.  In addition, the Fund will be affected by losses of the underlying ETF and the level of risk arising from the investment practices of the underlying ETF.

Performance

The bar chart and performance table below illustrate the variability of the Fund’s returns, which provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns over time compare with the returns of a broad-based securities market index. Of course, the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by visiting www.jamesfunds.com or by calling 1-800-99 JAMES (1-800-995-2637).

Annual Total Return (Years ended December 31):

2007	1.63%
2008	-34.88%

Best Quarter	2nd Quarter 2008	9.33%
Worst Quarter	4th Quarter 2008	-22.47

The Fund’s year-to-date return as of September 30, 2009 was 19.76%

Average Annual Total Returns (as of December 31, 2008)

	One Year	Since Inception (June 30, 2006)
James Mid Cap Fund	-34.88%	-13.27%
Return Before Taxes
Return after Taxes on Distributions	-34.89%	-13.33%
Return after Taxes on Distributions and Sale of Fund Shares	-22.66%	-11.10%
S&P 400® Index (reflects no deduction for fees, expenses or taxes)	-34.77%	-12.30%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Portfolio Management

James Investment Research, Inc. is the investment adviser to the Fund.

The Fund is managed by an investment committee of the Adviser consisting of the following seven members:

Dr. Frank James, PhD	Barry James, CFA, CIC	Ann M. Shaw, CFP	Thomas L. Mangan
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager
Since Inception	Since Inception	Since Inception	Since Inception

David W. James, CFA	R. Brian Culpepper	Brian Shepardson, CFA, CIC
Portfolio Manager	Portfolio Manager	Portfolio Manager
Since Inception	Since Inception	Since Inception

Buying and Selling Fund Shares

Minimum Initial Investment	Minimum Additional Investment
$2,000
$500 (tax-deferred accounts)	None

Fund shares may be purchased or sold on any business day by calling 1-800-99JAMES (1-800-995-2637); by writing to The James Advantage Funds, P.O. Box 786, Denver, CO 80201; via overnight mail at 1290 Broadway, Suite 1100, Denver, CO 80203; or via the Fund’s website at www.jamesfunds.com.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Important Information Regarding Fund Shares on page 22 of this prospectus.

JAMES EQUITY FUND

Investment Objective

James Equity Fund seeks to provide long-term capital appreciation and outperform the S&P 500® Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.15%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.10%
Acquired Fund Fees and Expenses(1)	0.03%
Total Annual Fund Operating Expenses	1.53%

(1)          Acquired Fund Fees and Expenses are not included as expenses in the Ratio of Net Expenses to Average Net Assets found in the “Financial Highlights” section of this prospectus.

Example:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares of the end of those periods  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
James Equity Fund	$156	$483	$834	$1,824

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in undervalued foreign and domestic equity securities that the Fund’s Adviser deems most likely to outperform the S&P 500 Index.  Equity securities include common stock, preferred stock and exchange traded funds (“ETFs”) that invest primarily in equity securities.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of borrowing for investment purposes, if any) in equity securities of companies of any market capitalization, including ETFs that invest primarily in such securities.  Shareholders of the Fund will be provided with at least 60 days’ prior notice of any change in the Fund’s 80% investment policy.  The Fund is non-diversified, which means it can invest a relatively high percentage of its assets in a limited number of securities.

The Fund anticipates investing across a range of industry sectors.  However, certain sectors may be significantly overweighted or underweighted compared to the S&P 500® Index because the Adviser seeks the best investment opportunities regardless of sector. The sectors in which the Fund may be overweighted or underweighted will vary at different points in the economic cycle.  The Fund typically will hold more than 25 stocks and does not attempt to track the performance of the S&P 500® Index.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund.

Equity Market Risk:  Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.  When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Management Risk:  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect.  The Fund may experience losses regardless of the overall performance of the market.

Small Cap Company Risk:  Smaller capitalization companies may experience higher failure rates than do larger capitalization companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger capitalization companies. Some small capitalization stocks may be illiquid.  These risks are enhanced for micro cap securities.  Many micro cap companies tend to be new and have no proven track record. Some of these companies have no assets or operations, while others have products and services that are still in development or have yet to be tested in the market. The prices of micro cap securities generally are more volatile and their markets less liquid relative to larger cap securities.  Because micro cap stocks trade in low volumes, any size of trade can have a large percentage impact on the price of the stock.

Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country.  In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets.  Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations.  Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular.  Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

Sector Risk:  Equity securities within the same group of industries may decline in price due to sector-specific market or economic developments. If the Adviser invests a significant portion of the Fund’s assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment.  This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not concentrate in a particular sector.

Exchange Traded Fund Risk:  An ETF may trade at a discount to its net asset value.  Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses.  The Fund will also incur brokerage costs when it purchases shares of ETFs.  In addition, the Fund will be affected by losses of the underlying ETF and the level of risk arising from the investment practices of the underlying ETF.

Non-Diversification Risk:  As a non-diversified fund, the Fund may invest greater than 5% of its total assets in the securities of one or more issuers.  Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

Performance

The bar chart and performance table below illustrate the variability of the Fund’s returns, which provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns over time compare with the returns of a broad-based securities market index. Of course, the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by visiting www.jamesfunds.com or by calling 1-800-99 JAMES (1-800-995-2637).

Annual Total Return (Years ended December 31):

2000	-24.88%
2001	-24.37%
2002	-19.87%
2003	26.66%
2004	22.14%
2005	15.03%
2006	16.19%
2007	3.62%
2008	-39.04%

Best Quarter	1st Quarter 2000	18.68%
Worst Quarter	4th Quarter 2000	-29.37%

The Fund’s year-to-date return as of September 30, 2009 was 16.38%.

Average Annual Total Returns (as of December 31, 2008)

	One Year	Five Years	Since Inception (November 1, 1999)
James Equity Fund
Return Before Taxes	-39.04%	0.61%	-3.39%
Return after Taxes on Distributions	-40.31%	0.17%	-3.65%
Return after Taxes on Distributions and Sale of Fund Shares	-23.97%	0.49%	-2.84%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-37.00%	-2.19%	-2.72%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Portfolio Management

James Investment Research, Inc. is the investment adviser to the Fund.

The Fund is managed by an investment committee of the Adviser consisting of the following seven members:

Dr. Frank James, PhD	Barry James, CFA, CIC	Ann M. Shaw, CFP	Thomas L. Mangan
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager
Since Inception	Since Inception	Since Inception	Since Inception

David W. James, CFA	R. Brian Culpepper	Brian Shepardson, CFA, CIC
Portfolio Manager	Portfolio Manager	Portfolio Manager
Since Inception	Since Inception	Since 2001

Buying and Selling Fund Shares

Minimum Initial Investment	Minimum Additional Investment
$2,000

$500 (tax-deferred accounts)

None

Fund shares may be purchased or sold on any business day by calling 1-800-99JAMES (1-800-995-2637); by writing to The James Advantage Funds, P.O. Box 786, Denver, CO 80201; via

overnight mail at 1290 Broadway, Suite 1100, Denver, CO 80203; or via the Fund’s website at www.jamesfunds.com.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Important Information Regarding Fund Shares on page 22 of this prospectus.

JAMES MARKET NEUTRAL FUND

Investment Objective

James Market Neutral Fund seeks to provide positive returns regardless of the direction of the stock markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.67%
Distribution (12b-1) Fees	0.25%
Other Expenses
Dividend Expenses on Securities Sold Short	0.32%
Remainder of Other Expenses	0.03%
Total Other Expenses	0.35%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	2.28%

(1)          Acquired Fund Fees and Expenses are not included as expenses in the Ratio of Net Expenses to Average Net Assets found in the “Financial Highlights” section of this prospectus.

Example:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares of the end of those periods  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
James Market Neutral Fund	$231	$712	$1,220	$2,615

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to limit market risk (the effects of general market movements on the Fund’s performance) by using a market neutral strategy.  The Fund primarily invests in foreign and domestic equity securities (“long positions”) that its investment adviser believes are undervalued and more likely to appreciate and, at the same time, sells short equity securities (“short positions”) that the Adviser believes are overvalued and more likely to depreciate.  The Fund also may take long positions in domestic and foreign fixed income securities when the Fund holds short positions in financial sector stocks and the Adviser expects interest rates to fall, and may take short positions in fixed income securities when the Fund holds long positions in financial sector stocks and the Adviser expects interest rates to rise.

The Fund will hold approximately equal long and short positions.  However, over time the positions can become unequal to a significant degree.  The Adviser will rebalance the long and short positions to maintain a market neutral exposure when the imbalance reaches pre-established thresholds.

Equity securities include common stocks, preferred stocks and exchange traded funds (“ETFs”) that invest primarily in equity securities, while the Fund’s investments in fixed income securities will consist primarily of U.S. government securities and/or investment grade corporate bonds, and ETFs that invest primarily in such securities.  A significant portion of the Fund’s long positions and short positions may be invested in small capitalization stocks.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund.

Equity Market Risk:  Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.  When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Fixed Income Risk:  The Fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally declines.  Your investment will decline in value if the value of the Fund’s investments decreases.  There is a risk that issuers and counterparties will not make payments on fixed income securities and repurchase agreements held by the Fund.  Such defaults could result in losses to the Fund.  Securities with lower credit quality have a greater risk of default.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Management Risk:  Although the Adviser attempts to use a market neutral strategy to limit market risk for the Fund, the strategy is dependent upon the Adviser’s judgments in selecting securities that are more likely to appreciate (for long positions) and securities that are more likely to depreciate (for short positions).  The Adviser’s judgments about the attractiveness, value and potential appreciation (or depreciation) of a particular asset class or individual security in which the Fund invests (or which the Fund sells short) may prove to be incorrect.  If the Adviser does not correctly identify undervalued and/or overvalued securities, the Fund may experience losses regardless of the overall performance of the market, and it is possible that the Fund will be more volatile than the market.  There is no assurance that the Adviser will be able to maintain a portfolio for the Fund that effectively is market neutral, or that the Adviser will be able to limit market risk for the Fund.

Short Selling Risk:  The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security.  In addition, a lender may request that securities sold short be returned to the lender on short notice, in which case the Fund may have to buy the securities sold short at an unfavorable price.  If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss.  The Fund’s losses are potentially unlimited in a short sale transaction.  Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.  In strong “bull” markets, when the prices of nearly all stocks are rising regardless of the underlying value of the companies, the Fund is expected to underperform the general markets because the Fund’s short positions will likely lose money.

Sector Risk:  Securities within the same group of industries may decline in price (or increase in price) due to sector-specific market or economic developments. If the Adviser invests a significant portion of the Fund’s assets (or sells short a significant portion of the Fund’s assets) in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse (or favorable) market conditions and/or increased (or decreased) competition affecting that market segment.  This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not concentrate in a particular sector.

Small Cap Company Risk:  Smaller capitalization companies may experience higher failure rates than do larger capitalization companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger capitalization companies. Some small capitalization stocks may be illiquid.  These risks may be enhanced for micro cap securities.  Many micro cap companies tend to be new and have no proven track record.  Some of these companies have no assets or operations, while others have products and services that are still in development or have yet to be tested in the market.  The prices of micro cap securities generally are more volatile and their markets less liquid relative to larger cap securities.  Because micro cap stocks trade in low volumes, any size of trade can have a large percentage impact on the price of the stock.

Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country.  In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets.  Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations.  Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular.  Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

Exchange Traded Fund Risk:  An ETF may trade at a discount to its net asset value.  Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses.  The Fund will also incur brokerage costs when it purchases shares of ETFs.  In addition, the Fund will be affected by losses of the underlying ETF and the level of risk arising from the investment practices of the underlying ETF.

Portfolio Turnover Risk:  The Fund will likely have a high portfolio turnover rate. A high portfolio turnover rate can result in increased brokerage commission costs and may expose taxable shareholders to potentially larger current tax liability.  Industry practice is to calculate the turnover ratio only on the Fund’s long portfolio. If short positions were also included in this calculation, the Fund’s turnover ratio would likely be higher.

Performance

The bar chart and performance table below illustrate the variability of the Fund’s returns, which provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns over time compare with the returns of a broad-based securities market index. Of course, the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by visiting www.jamesfunds.com or by calling 1-800-99 JAMES (1-800-995-2637).

Annual Total Return (Years ended December 31):

1999	-10.84%
2000	16.32%
2001	1.66%
2002	1.59%
2003	3.23%
2004	8.63%
2005	7.94%
2006	-0.43%
2007	6.62%
2008	-5.03%

Best Quarter	1st Quarter 2005	6.72%
Worst Quarter	4th Quarter 2002	-7.84%

The Fund’s year-to-date return as of September 30, 2009 was -18.46%.

Average Annual Total Returns (as of December 31, 2008)

	One Year	Five Years	Ten Years
James Market Neutral Fund
Return Before Taxes	-5.03%	3.40%	2.71%
Return after Taxes on Distributions	-5.05%	3.00%	2.26%
Return after Taxes on Distributions and Sale of Fund Shares	-3.26%	2.72%	2.07%
90-Day Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	2.06%	3.25%	3.45%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).  When the “Return After Taxes on Distributions and Sale of Fund Shares” is higher than “Return Before Taxes”, it is because of realized losses. If a capital loss occurs upon the redemption of a Fund’s shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

Portfolio Management

James Investment Research, Inc. is the investment adviser to the Fund.

The Fund is managed by an investment committee of the Adviser, consisting of the following seven members:

Dr. Frank James, PhD	Barry James, CFA, CIC	Ann M. Shaw, CFP	Thomas L. Mangan
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager
Since Inception	Since Inception	Since Inception	Since Inception

David W. James, CFA	R. Brian Culpepper	Brian Shepardson, CFA, CIC
Portfolio Manager	Portfolio Manager	Portfolio Manager
Since Inception	Since Inception	Since 2001

Buying and Selling Fund Shares

Minimum Initial Investment	Minimum Additional Investment
$2,000

$500 (tax-deferred accounts)

None

Fund shares may be purchased or sold on any business day by calling 1-800-99JAMES (1-800-995-2637); by writing to The James Advantage Funds, P.O. Box 786, Denver, CO 80201; via overnight mail at 1290 Broadway, Suite 1100, Denver, CO 80203; or via the Fund’s website at www.jamesfunds.com.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Important Information Regarding Fund Shares on page 22 of this prospectus.

IMPORTANT INFORMATION REGARDING FUND SHARES

Transaction Policies

You can buy shares of any Fund by mail or through a financial intermediary.  You can sell shares of any Fund by mail, telephone or wire.  Call the Fund or ask your financial intermediary for more information.  A Fund’s share price is calculated only on days when the New York Stock Exchange is open for regular trading.

Dividends, Capital Gains and Taxes

A Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Potential Conflicts of Interest

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The Adviser does much of its own research using quantitative databases and statistical expertise and other elements to help predict future stock and bond price movements. The Adviser employs a proprietary investment model to select equity securities for the Funds that it believes are undervalued and more likely to appreciate.  The Adviser focuses on value, neglect or equity securities which are underrepresented by institutional investors, as well as on management commitment. The Adviser also assesses a number of fundamental factors such as earnings, earnings trends, price earnings multiples, return on assets, and balance sheet data as well as other proprietary calculations. The model evaluates over 8,500 companies of all capitalization ranges.  For the Small Cap Fund and the Mid Cap Fund, the Adviser refines the model by using a capitalization screen and evaluates thousands of companies within the appropriate capitalization range.  For all Funds, the Adviser normally will sell a security when the investment no longer meets the Adviser’s investment criteria.

Investment Strategies and Related Risk — All Funds

The ETFs in which a Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs and other investment companies in which a Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable indices.  The market value of the ETF shares may differ from their net asset value.  This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.  Accordingly, there may be times when an ETF’s shares trade at a discount to its net asset value.

For temporary defensive purposes, under adverse market conditions, each Fund may hold all or a substantial portion of its assets in a combination of short-term U.S. Government or high quality money market instruments, repurchase agreements collateralized by such securities, money market funds or other cash equivalents. If a Fund acquires shares of another mutual fund, including a money market fund, you will be subject to additional management fees and other fees and expenses attributable to the underlying fund.  Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. When and to the extent a Fund assumes such a temporary defensive position, it may not pursue or achieve its investment objective.  Each Fund’s investment objective may be changed without shareholder approval.

Investment Strategies and Related Risks — Balanced: Golden Rainbow Fund

The James Balanced: Golden Rainbow Fund may invest in sovereign debt.  Sovereign debt is debt issued by national governments.  A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.  Under the doctrine of sovereign immunity, the repayment of sovereign debt cannot be forced by creditors and it is thus subject to compulsory rescheduling, interest rate reduction, or even repudiation. The only protection available to creditors is threat of the loss of credibility and lowering of the international standing (the sovereign debt rating) of the country which may make it much more difficult to borrow in the future.

Investment Strategies and Related Risks — Market Neutral Fund

The Market Neutral Fund primarily invests in long positions that its investment adviser believes are undervalued and more likely to appreciate and, at the same time, holds short positions that its investment adviser believes are overvalued and more likely to depreciate.  A short sale involves the Fund selling a security that it does not own, borrowing the same security from a broker or other institution to complete the sale, and then buying the same security at a later date to repay the lender.  If the price of the security declines before the Fund buys the security to repay the lender, the Fund makes a profit.  If the price increases, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price.

The Fund will hold short positions in equity securities which, in the aggregate, will approximately equal the long positions in the Fund.  Due to continuous changes in prices, the market value of the short and long positions will not be equal and can become unequal to a significant degree. For example, if the Fund’s strategy is successful, it is likely that the long positions will increase in value while the short positions decrease in value, thus reducing the market neutrality of the Fund.  The Fund’s Adviser intends to take action to rebalance the long and short positions to maintain a market neutral exposure when the imbalance reaches proprietary thresholds, pre-established by the Adviser. The rebalancing can be done by adding or eliminating short or long positions depending on the rebalancing needs.

When selling securities short, the Fund is required to maintain with its custodian a segregated account containing cash or high-grade liquid assets equal to the current market value of the securities sold short, less any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Adviser does not intend to borrow money to provide this collateral.  Therefore, the Fund will always maintain high levels of cash or liquid assets (for example, short-term U.S. Treasury securities, money market funds, repurchase agreements, certificates of deposit, high quality money market securities and long equity positions) for this purpose.  As a result of these requirements, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the assets in the collateral account with the custodian and on collateral deposited with the broker. However, depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on the deposits made with the broker or custodian.  These deposits do not have the effect of limiting the amount of money the Fund may lose on a short sale—the Fund’s possible losses from securities sold short is unlimited and may exceed the total amount of deposits.

The Adviser attempts to control the risk inherent in short selling by decreasing the relative weighting of each security sold short while increasing the number of shorted securities, thus reducing the impact each security has on overall performance without reducing the market neutrality of the Fund.  The Adviser also seeks to mitigate risk by employing various proprietary procedures to eliminate securities that have risen in price above a loss threshold.  The Adviser also will attempt to diversify the Fund among industries and market sectors; however, this is a secondary consideration.

Adjusting the composition of the portfolio to deal with the risk discussed above may result in a high portfolio turnover rate. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains by the Fund. In addition, because of the asset segregation requirement, the Fund may be required to liquidate other portfolio securities that it otherwise might not have sold in order to meet its obligations, such as paying for redemptions of Fund shares.

There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited.  The amount of any gain also will be decreased and the amount of any loss increased by any premium or interest the Fund may be required to pay in connection with a short sale.  In addition, a lender may request that the borrowed securities be returned on short notice.  If that occurs at a time when other short sellers of the same security are receiving similar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with securities purchased on the open market at prices significantly greater than those at which the securities were sold short.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUNDS

Investment Adviser

James Investment Research, Inc. (the “Adviser”), P.O. Box 8, Alpha, Ohio 45301, manages the day-to-day investment decisions of the Funds and continuously reviews, supervises and administers each of the Funds’ investment programs.  The Adviser was established in 1972 and provides advice to institutional as well as individual clients.

For the fiscal year ended June 30, 2009, the Adviser was paid management fees by the Funds as shown below:

Percentage of Average Daily Net Assets

James Balanced: Golden Rainbow Fund	0.74%

James Small Cap Fund	1.24%

James Mid Cap Fund	0.99%

James Equity Fund	1.15%

James Market Neutral Fund	1.67%

The Adviser is responsible for the payment of all operating expenses of the Small Cap Fund, the Mid Cap Fund, the Equity Fund, and the Market Neutral Fund other than:

•                  brokerage fees and commissions;

•                  taxes;

•                  interest (including dividend expenses on securities sold short);

•                  12b-1 expenses;

•                  fees and expenses of non-interested person Trustees; and

•                  extraordinary expenses, such as Acquired Fund Fees and Expenses that are paid indirectly by the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of each investment advisory contract between the Adviser and a Fund is available in the Funds’ annual report to shareholders for the fiscal year ended June 30.

Portfolio Management

The Funds are managed by an investment committee of the Adviser, which consists of seven members. The investment committee makes the investment decisions for the Funds, and is primarily responsible for the day-to-day management of each Fund’s portfolio of securities. The SAI provides additional information about each portfolio manager’s compensation, other managed accounts by the portfolio managers, and ownership of securities in the Funds.  The members of the investment committee are listed below.  Each member of the investment committee has held his or her position with the Adviser for at least five years unless otherwise indicated.

Dr. Frank James, PhD, is the Founder and Chairman of the Adviser and team leader of the investment committee. Dr. James earned his Ph.D. from Rensselaer Polytechnic Institute in 1967. Dr. James was formerly in charge of the graduate management program and a professor of Management and Statistics at the Air Force Institute of Technology. His current responsibilities include overseeing the Adviser’s investment management and research.

Barry R. James, CFA, CIC is President of the Adviser and a portfolio manager. Prior to September 2007, Mr. James was Executive Vice president of the Adviser.  He is a principal officer of the James Advantage Funds.  He received his undergraduate degree from The United States Air Force Academy and his Master’s Degree from Boston University. He joined the Adviser in its beginning years before a tour of duty as an officer with the United States Air Force. He returned to the Adviser in 1986. Mr. James currently oversees the management of the Adviser.

Ann M. Shaw, CFP, joined the Adviser in 1978 and is the Chief Operating Officer and a portfolio manager. She is involved in security analysis and client service. Ms. Shaw received her Bachelor’s Degree from Capital University.

Thomas L. Mangan joined the Adviser in 1994 and is a Senior Vice President and a portfolio manager.  Prior to September 2006, Mr. Mangan was Vice President of the Adviser.  Mr. Mangan is also a principal officer of the James Advantage Funds. He is a graduate of The Ohio State University and earned his MBA from The University of Notre Dame in 1974. Mr. Mangan has over 30 years experience in trading and portfolio management including positions in New York, London and Chicago.  He is a CMFC and has been an adjunct professor in the Finance Department at Wright State University since 2000.

David W. James, CFA, joined the Adviser in 1981 and is a Senior Vice President of Research and a portfolio manager. Prior to September 2006, Mr. James was Vice President of the Adviser.  His responsibilities include research projects and statistical analysis.  Mr. James studied computer science and statistics at Florida State University and Wright State University.

R. Brian Culpepper joined the Adviser in 1995, and is a portfolio manager.  Mr. Culpepper is involved in equity research. He is a graduate of Wright State University in Dayton, Ohio where he earned a double Bachelor of Science degree in Management Information Systems and Management in 1995 and an MBA in 2005 and is a CMFC.

Brian Shepardson, CFA, CIC joined the Adviser in 1999. He is a portfolio manager and is involved in equity and fixed income research. Mr. Shepardson obtained his BBA from the University of Cincinnati in 1996 and holds a CFA charter and is a CMFC.

Portfolio managers rotate through various positions to ensure depth of skills and familiarity with the investment process. Portfolio managers are limited by the objectives and constraints of each Fund and by the strategies adopted by the investment committee of the Adviser.

PRICING YOUR SHARES

When you buy and sell shares of a Fund, the price of the shares is based on the Fund’s NAV next determined after the order is received by the Fund or an authorized financial intermediary.  The NAV is calculated at the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (NYSE) is open for business.  Orders received after the close of the NYSE will receive the next day’s NAV.  Generally, the NYSE is closed and the share price of each Fund is not calculated on Saturdays, Sundays and national holidays. On occasion, the NYSE will close before 4:00 p.m. ET.  When that happens, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day.  The NAV of each Fund will fluctuate.

The NAV is calculated by dividing the value of a Fund’s total assets (including interest and dividends accrued but not yet received), minus liabilities (including accrued expenses) allocable to the Fund, by the total number of shares outstanding.  The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations.  Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  The Funds also may use pricing services to determine the market value of securities.

If market quotations for a security are not available or, in the Adviser’s opinion, market quotations or a price provided by a pricing service do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, or a security is illiquid or restricted, the Adviser will value a Fund’s assets at their fair value according to policies approved by the Funds’ Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Funds’ fair value pricing guidelines.

Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market.  While fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders.  Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

HOW TO PURCHASE SHARES

Shares of each Fund are sold on a continuous basis, and you may invest any amount you choose, as often as you wish, subject to a minimum initial investment in each Fund of $2,000.  For retirement accounts such as IRAs, SIMPLE IRAs and Coverdell Education Savings Accounts, the minimum initial investment amount is $500.  The minimum purchase amount may be waived for officers, directors, trustees and employees of the Funds, the Adviser, the distributor and the transfer agent, and any such person’s spouse, children, and trustees or custodians of any qualified pension or profit sharing plan or IRA established for the benefit of such person. Such persons should request instructions on how to invest or redeem from the Funds’ distributor.

The James Balanced: Golden Rainbow Fund offers two classes of shares, Retail Class and Institutional Class.  A separate NAV is calculated for each class of shares.  This prospectus relates only to the Retail Class.  To obtain the prospectus for the Institutional Class shares of the James Balanced: Golden Rainbow Fund, please contact the Fund at 1-800-995-2637.

Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you.  We also may ask to see your driver’s license or other identifying documents.  If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk.  If we are unable to immediately verify your identity, the Funds may restrict further investment until your identity is verified.  However, if we are unable to verify your identity, the Funds reserve the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed.  If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Fund Direct Purchases

Initial Purchase

You may make an initial investment directly with the Funds by completing and signing the investment application that accompanies this Prospectus.  Properly completed applications, together with a check made payable to the appropriate Fund, should be mailed or sent by overnight delivery to the appropriate address listed below:

U.S. Mail The James Advantage Funds P.O. Box 786 Denver, CO 80201	Overnight: The James Advantage Funds 1290 Broadway, Suit 1100 Denver, CO 80203

To open an account by internet, go to www.jamesfunds.com.  All online applications submitted are subject to review and will be confirmed by the Transfer Agent upon acceptance.  Online applications must include active bank account information to facilitate transactions.  You can make additional investments online by logging into your account.  The same rules for opening an account via written application (mail) apply to internet applications and transactions.

The James Advantage 50-50 Plan FOR ONLINE APPLICATIONS AND TRANSACTIONS ONLY

Beginning investors, defined as individuals who are not shareholders in any of the James Advantage Funds, are invited to use the James Advantage 50-50 Plan automatic investment plan (the “50-50 Plan”) to buy shares in any of the Funds. Participants in the 50-50 Plan may open an account in any of the Funds with a minimum initial investment of $50 upon signing the 50-50 Plan Letter of Intent. The 50-50 Plan Letter of Intent requires that the 50-50 Plan participant automatically invest no less than $50 monthly until the 50-50 Plan participant’s balance in the Fund reaches $2,000. Once the 50-50 Plan participant’s account balance reaches $2,000, the account will become a regular account, subject to the terms and conditions set forth in this Prospectus.  If the 50-50 Plan participant does not make a monthly $50 minimum investment into his or her Fund account, as agreed in the 50-50 Plan Letter of Intent, the account may be charged a fee of $20. The $20 fee may also be charged to any account, opened under the 50-50 Plan, which is liquidated, or from which withdrawals are made prior to achieving an account balance of $2,000. Note that the automatic reinvestment of capital gains and dividends cannot be considered as all or part of the required $50 monthly minimum investment. The automatic investment into the account will continue until the shareholder directs otherwise.

Investors seeking to use the 50-50 Plan should check the appropriate box on the application and be sure to include the requested information regarding the bank account from which the monthly deduction is to be made.  Please see the section entitled Automatic Investment Plan in this prospectus for details of the automatic investment procedures.  The 50-50 Plan is available only to investors that invest directly in a Fund, not through a financial intermediary.  The 50-50 Plan is available only to online shareholders (except for shareholders who established a 50-50 Plan prior to March 22, 2010).

Additional Purchases

Once an account has been opened, you may purchase additional shares of that Fund at any time by mail, bank wire, ACH or direct deposit.  When making additional investments by mail, send your check payable to the applicable Fund to one of the addresses listed above.  Please telephone the Fund’s transfer agent, ALPS Fund Services, Inc., P.O. Box 786, Denver, CO 80201 at 800-995-2637 for bank wire or ACH instructions.  Your bank may impose a charge for sending a wire. There is presently no fee for receipt of wired funds, ACH or direct deposits, but the Funds reserve the right to charge shareholders for these services upon 30 days’ written notice.

Each additional purchase request must contain the name of the account and the account number to permit proper crediting to the account. While there is no minimum amount required for subsequent investments, the Funds reserve the right to impose such a requirement. All additional purchases are made at net asset value next determined after receipt of a purchase order by the Fund.

Purchases Through Financial Intermediaries

You also may make initial and subsequent purchases of shares of the Funds through a financial intermediary, such as an adviser or broker-dealer, bank or other financial institution that purchases shares for its customers.  Before investing in the Funds through a financial intermediary, you should read carefully any materials provided by the intermediary together with this prospectus.

When shares are purchased this way, the financial intermediary may:

•                  charge a fee for its services;

•                  act as the shareholder of record of the shares;

•                  set different minimum initial and additional investment requirements;

•                  impose other charges and restrictions;

•                  designate intermediaries to accept purchase and sale orders on the Fund’s behalf; or

•                  impose an earlier cut-off time for purchase and redemption requests.

The Funds consider a purchase or sale order as received when a financial intermediary receives the order.  These orders will be priced based on the respective Fund’s NAV next computed after such order is received by the financial intermediary.  It is the responsibility of the financial intermediary to transmit properly completed purchase orders to the Funds in a timely manner.  Any change in price due to the failure of a Fund to timely receive an order must be settled between the investor and the financial intermediary placing the order.

Shares held through an intermediary may be transferred into your name following procedures established by your intermediary and the Funds.  Certain intermediaries may receive compensation from the Funds, the Adviser or their affiliates.

Automatic Investment Plan

The Funds offer current shareholders the convenience of automatic monthly investing, which is available on any day from the 1st to the 25th of the month.  If your selected date falls on a non-business day, your automatic investment will occur on the following business day. The amount you specify will be sent electronically from your checking or savings account to the designated Fund. To initiate the automatic investment plan, complete the application form and attach a voided check or preprinted deposit slip.

Each Fund pays the cost associated with these automatic investments, but reserves the right, upon 30 days’ written notice, to make reasonable charges for this service. Your bank may charge for debiting your account. Shareholders can change the amount or discontinue their participation in the plan by phone or by written notice to the Funds at least 4 business days prior to the automatic investment date.

Other Purchase Information

The Funds reserve the right to limit the amount of purchases and to refuse to sell to any person. When purchasing shares of the Funds by check, the check must be drawn on a U.S. bank, payable in U.S. dollars, and made payable to the applicable Fund.  Certain third party checks will not be accepted. Before sending a third party check you should call 1-800-99-JAMES or 1-800-995-2637 to make sure it can be accepted under the Fund’s Anti Money-Laundering policies. It is generally best to use a personal check drawn on your own bank.  If your check or wire does not clear, you will be responsible for any loss incurred by a Fund. If you are already a Fund shareholder, , we reserve the right to redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred or money owed to the Funds. You also may be prohibited or restricted from making future purchases in the Funds.

HOW TO REDEEM SHARES

You may redeem all or part of your investment in a Fund on any day that the Funds are open for business, subject to certain restrictions described below.  Redemption requests received by a Fund or an authorized agent of the Fund before 4:00 p.m. ET (or before the NYSE closes if it closes before 4:00 p.m. ET.) will be effective that day.  Redemption requests received by the Funds or an authorized agent after the close of trading on the NYSE are processed at the NAV determined on the following business day.  The price you will receive when you redeem your shares will be the NAV next determined after the Fund or your financial intermediary receives your properly completed order to sell.  You may receive proceeds from the sale by check, bank wire transfer or direct deposit into your bank account.  You will receive a check unless you request a wire or direct deposit into your bank account.  The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time your redemption request is received.

By Mail — You may redeem any part of your account by sending a written request to the Funds.  The redemption request must contain the following information:

•                  the Fund name;

•                  your account number;

•                  your address;

•                  the dollar amount or number of shares you wish to redeem;

•                  the signature of all registered account owners, signed in the exact name(s) and any special capacity in which they are registered; and

•                  the Federal tax withholding election (for retirement accounts).

The redemption request should be sent to:

U.S. Mail The James Advantage Funds P.O. Box 786 Denver, CO 80201	or	Overnight: The James Advantage Funds 1290 Broadway, Suit 1100 Denver, CO 80203

In certain circumstances, a Medallion Signature Guarantee may be required.  For more details, please see Medallion Signature Guarantee below.

By Telephone — You may make a telephone redemption of shares totaling $25,000 or less by calling the Transfer Agent at 1-800-995-2637.  IRA accounts are not redeemable by telephone.

Neither the Funds, the transfer agent nor their respective affiliates will be liable for complying with telephone instructions that they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. You will bear the risk of any such loss. The Funds, the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions and/or digitally recording telephone instructions.  The Funds may terminate the telephone procedures at any time.  During periods of extreme market activity it is possible that you may encounter some difficulty in telephoning us.  If you are unable to reach us by telephone, you may request a sale by mail.

By Wire - You may redeem shares by placing a wire redemption request by telephone, as described above, or through your financial intermediary.  Your financial intermediary is responsible for transmitting properly completed wire redemption orders so that they are timely received by the Funds.  Your financial intermediary may charge a transaction fee to redeem shares.  The Funds charge $10 for processing wire redemptions, which charge may be waived in the discretion of the Funds.  This fee may be changed upon 30 days’ prior written notice.  Any charges for wire redemptions will be deducted from your Fund by redeeming shares.  In the event that a wire transfer is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Medallion Signature Guarantee - Some circumstances require that your request to redeem shares be made in writing accompanied by an original Medallion Signature Guarantee.  A Medallion Signature Guarantee helps protect you against fraud. You can obtain a Medallion Signature Guarantee from most banks or securities dealers, but not from a notary public. You should verify with the institution that it is an eligible guarantor prior to signing.  The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP).  SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THESE PROGRAMS WILL NOT BE ACCEPTED. An original Medallion Signature Guarantee for Redemptions is required if you:

•                  instruct the Transfer Agent to wire proceeds with NEW bank instructions

•                  request to ACH to new bank instructions

•                  request to send proceeds by check to a new address

Also, an original Medallion Signature Guarantee is required if you:

•                  redeem shares within 30 days of account name change, banking instructions change or address change

•                  change the name on the account (including marriage or divorce)

•                  change the bank wiring or ACH instructions

•                  establish a telephone redemption privilege (if you previously elected not to have that privilege)

•                  add or change an Automatic Investment Plan

•                  add or change bank information for a Systematic Withdrawal Plan

•                  instruct the Transfer Agent to send dividends to a secondary address (not the one on the original application)

•                  change or add new bank instructions on the account

Internet Redemptions

You may redeem shares by accessing your account at www.jamesfunds.com.  Redemptions proceeds from online transactions may be mailed to the address of record, or may be sent electronically to a bank account that has been established for this purpose and that is on file with the Transfer Agent.

Additional Information About Redemptions— The Funds will pay redemption proceeds within seven days after receipt of a proper redemption request, although proceeds normally are paid within three business days.  However, any redemption request involving shares recently purchased by check may be rejected until the check has cleared, which may take up to 15 calendar days from the purchase date. To eliminate this delay, you may purchase shares of a Fund by certified check or wire.  Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend sales or postpone payment of redemption proceeds.

At the discretion of the Funds or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

Accounts with Low Balances —The Funds incur certain fixed costs in maintaining shareholder accounts.  Therefore, the Funds reserve the right to redeem your shares and close your account if a redemption of shares brings the value of your account below $2,000 or such other minimum amount as the Fund may determine from time to time.  In such cases, you will be notified and given at least 30 days to purchase additional shares before the account is closed.  An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may purchase additional shares to increase the value of your account to the minimum amount within the 30 day period. Each share of each Fund is also subject to involuntary redemption at any time if the Board of Trustees determines to liquidate a Fund.

HOW TO EXCHANGE SHARES

Shares of a Fund may be exchanged for shares of the same class of any other Fund and are subject to the applicable minimum initial investment requirements. You may request an exchange by calling 1-800-995-2637 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the Funds are open for business or by writing the Fund at P.O. Box 786, Denver, CO 80201.  Your exchange will be made at the next determined NAV after receipt of a request by the Funds.  In times of extreme economic or market conditions, exchanging fund shares by telephone may be difficult.  To receive a specific day’s NAV, your letter or call must be received before that day’s close of the NYSE.

Exchanges will be accepted only if the registration of the two accounts is identical or the exchange instructions have a Medallion Signature Guarantee.  The Funds, the transfer agent and the custodian are not liable for following instructions communicated by telephone that they reasonably believe to be genuine.  They will use reasonable procedures to confirm that telephone instructions are genuine.  Exchanges may only be made for shares of Funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 30 days’ written notice to shareholders. For federal income tax purposes, an exchange of shares is treated as a sale of the shares and a purchase of the shares you receive in exchange. You may, therefore, incur a taxable gain or loss in connection with the exchange. Before making an exchange, contact the Funds to obtain more information about exchanges.

ACCOUNT OPTIONS — SYSTEMATIC WITHDRAWALS AND DIRECT DEPOSITS

Systematic Withdrawal Plan — If your account has a value greater than $10,000, you may establish a Systematic Withdrawal Plan (“SWP”) and receive monthly or quarterly checks for $100 or more as you specify.  Such payments are drawn from the proceeds of the redemption of shares held in your account. To the extent that SWP redemptions exceed dividend income reinvested in the account, such redemptions will reduce, and may ultimately exhaust, the number of shares in the account. You may withdraw from the program, change the payee or change the dollar amount of each payment, by providing written instructions to the Funds.  The Funds may charge your account for services rendered and expenses incurred beyond those normally assumed by the Funds with respect to the liquidation of shares. No charge is currently assessed against accounts, but may be instituted by the Funds on 30 days’ written notice to you. The Funds reserve the right to amend or terminate the SWP on 30 days’ written notice.

Direct Deposits - You can have dividends or SWP redemption proceeds deposited electronically into your bank account. Under normal circumstances, direct deposits are credited to the account on the second business day of the month following normal payment. In order to utilize this option, your bank must be a member of Automated Clearing House. In addition, you must (1) fill out the appropriate section(s) of the application attached to this Prospectus and (2) include with the completed application a voided check from the bank account into which funds are to be deposited. Within thirty days after the Funds have received the application and the voided check, your dividends and redemptions will be credited to the designated bank account. You may terminate a direct deposit program at any time by sending written notice to the Funds.

MARKET TIMING TRADING POLICY

The Funds are intended to be long-term investments. Excessive purchases and redemptions of shares of a Fund in an effort to take advantage of short-term market fluctuations, known as “market timing,” can interfere with long-term portfolio management strategies and increase the expenses of a Fund, to the detriment of long-term investors. For example, excessive redemption orders may require us to sell securities in our portfolio at inopportune times to fund redemption payments.  Accordingly, the Board of Trustees has adopted policies that seek to restrict market timing activity. If the Funds believe, in their sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, the Funds may, with or without prior notice to the investor, reject further purchase orders from that investor, and disclaim responsibility for any consequent losses that the investor may incur.  The Funds’ response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor’s trading history in the Funds.  While the Funds cannot assure the prevention of all excessive trading and market timing, by making these judgments the Funds believe they are acting in a manner that is in the best interests of shareholders.  The Funds’ excessive trading policies generally do not apply to systematic purchases and redemptions.

Financial intermediaries often establish omnibus accounts with the Funds through which they place transactions for their customers.  The Funds have entered into information sharing agreements with certain financial intermediaries under which the financial intermediaries are obligated to: (1) enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Funds; (2) furnish the Funds, upon request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds’ market-timing policy with respect to customers identified by the Funds as having engaged in market timing.  When information regarding transactions in the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with which the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will it enter into any such arrangements in the future.

Financial intermediaries maintaining omnibus accounts with the Funds may impose market timing policies that are more restrictive than the market timing policy adopted by the Board of Trustees.  For instance, these financial intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Financial intermediaries also may exempt certain types of transactions from these limitations. If you purchased your shares through a financial intermediary, you should read carefully any materials provided by the financial intermediary together with this prospectus to fully understand the market timing policies applicable to you.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a quarterly basis, and intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.  The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.  The amount of any distribution varies and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund paying them at the applicable NAV on the distribution date unless you request cash distributions on your application or through a written request.  If cash payment is requested, a check normally will be mailed within five business days after the payable date.  You may elect to have distributions on shares held in IRAs paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

If you elect to receive dividends and distributions in cash and the payment is returned and marked as “undeliverable” or is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the NAV determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and the proceeds reinvested in the Fund at the NAV determined as of the date of cancellation.

TAXES

The following information is provided to help you understand the federal income taxes you may have to pay on income dividends and capital gains distributions from the Funds, as well as on gains realized from your redemption of Fund shares.  This discussion is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, a Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Distributions.  Distributions from the Funds (both taxable income dividends and capital gains) are normally taxable to you as ordinary income or long-term capital gains, regardless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).  Due to the nature of the investment strategies used, distributions by the Small Cap Fund, the Mid Cap Fund, the Equity Fund, and the Market Neutral Fund generally are expected to consist primarily of net capital gains, and distributions by the Balanced: Golden Rainbow Fund are expected to consist primarily of ordinary income and capital gains; however, the nature of each Fund’s distributions could vary in any given year.

Each Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions also may be subject to state and local taxes.

If you are a taxable investor and invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.”

Selling and Exchanging Shares - Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares currently are taxed at a maximum rate of 15%. Short-term capital gains are taxed at ordinary income tax rates.  You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Backup Withholding - By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien).You also may be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions or proceeds.  When withholding is required, the amount is 28% of any distributions or proceeds paid.  You should be aware that a Fund may be fined $50 annually by the Internal Revenue Service for each account for which a certified taxpayer identification number is not provided.  In the event that such a fine is imposed with respect to a specific account in any year, the applicable Fund may make a corresponding charge against the account.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts - When you invest in the Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules.  You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

SHAREHOLDER INFORMATION AND OTHER INFORMATION

The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding,” reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call the Funds at 1-800-99-JAMES or 1-800-995-2637 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

DISTRIBUTION PLANS

Rule 12b-1 Fees

Each Fund (only the Retail Class of the Balanced: Golden Rainbow Fund) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”) under which the Fund may incur expenses related to distribution of its shares and for services provided to shareholders.  Payments under a Plan are made to the Adviser, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund.  The amount payable by each Fund (the Retail Class of the Balanced: Golden Rainbow Fund) under its Plan is 0.25% of its average daily net assets for the year.  The Plans are compensation plans, which means that payments are made to the Adviser regardless of 12b-1 expenses actually incurred.  Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan, and the Adviser is permitted to retain the excess.  It is also possible that 12b-1 expenses incurred by a Fund for a period will exceed the payments received by the Adviser, in which case the Adviser may pay such excess expenses out of its own resources.  Payments received by the Adviser under the Plans are in addition to the fees paid to the Adviser pursuant to the investment advisory agreements.  Because these 12b-1 expenses are paid out of the Funds’ assets on an ongoing basis, over time these 12b-1 expenses will increase the cost of your investment and may cost you more than paying other types of sales loads.

Additional Compensation to Financial Intermediaries

The Adviser may, at its own expense and out of its own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds and/or whose clients or customers hold shares of the Funds.  These payments are payments over and above the Rule 12b-1 fees and generally are made to financial intermediaries that provide shareholder or administrative services, or distribution related services.  Distribution related services may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs.  These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the James Balanced: Golden Rainbow Fund (Retail Class), the James Small Cap Fund, the James Mid Cap Fund, the James Equity Fund, and the James Market Neutral Fund for the past 5 years, or if shorter, the period of each Fund’s operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information was audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

JAMES BALANCED:  GOLDEN RAINBOW FUND - RETAIL CLASS

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended June 30,
	2009		2008	2007	2006	2005

Net asset value at beginning of year	$18.09		$18.33	$17.32	$17.18	$15.28

Income (loss) from investment operations:
Net investment income	0.28		0.40	0.39	0.34	0.26
Net realized and unrealized gains (losses) on investments	(1.40)		0.11	1.34	0.75	1.95

Total from investment operations	(1.12)		0.51	1.73	1.09	2.21

Less distributions:
From net investment income	(0.28)		(0.40)	(0.40)	(0.34)	(0.26)
From net realized gains on investments	(0.00	)(A)	(0.35)	(0.32)	(0.61)	(0.05)

Total distributions	(0.28)		(0.75)	(0.72)	(0.95)	(0.31)

Net asset value at end of year	$16.69		$18.09	$18.33	$17.32	$17.18

Total return	(6.19)%		2.76%	10.13%	6.48%	14.56%

Net assets at end of year (000’s)	$537,358		$478,694	$341,664	$268,766	$147,605

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.16%		1.18%	1.18%	1.21%	1.26%

Ratio of net investment income to average net assets	1.68%		2.20%	2.24%	2.11%	1.70%

Portfolio turnover rate	72%		53%	92%	68%	36%

(A)           Amount rounds to less than $0.005.

JAMES SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

Year Ended June 30,
2009	2008	2007	2006	2005

Net asset value at beginning of year	$20.04	$24.56	$23.28	$20.46	$18.66

Income (loss) from investment operations:
Net investment income (loss)	0.06	0.10	0.11	(0.04)	0.05
Net realized and unrealized gains (losses) on investments	(5.86)	(4.52)	1.50	3.19	2.65

Total from investment operations	(5.80)	(4.42)	1.61	3.15	2.70

Less distributions:
From net investment income	(0.06)	(0.10)	(0.11)	(0.04)	—
From net realized gains on investments	—	—	(0.22)	(0.30)	(1.00)

Total distributions	(0.06)	(0.10)	(0.33)	(0.34)	(1.00)

Paid-in capital from redemption fees (A)	—	—	0.00	(B)	0.01	0.10

Net asset value at end of year	$14.18	$20.04	$24.56	$23.28	$20.46

Total return	(28.91)%	(18.03)%	6.97%	15.59%	15.39%

Net assets at end of year (000’s)	$99,801	$177,915	$327,467	$170,490	$54,489

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%

Ratio of net investment income (loss) to average net assets	0.37%	0.42%	0.54%	(0.25)%	0.45%

Portfolio turnover rate	46%	54%	104%	59%	94%

(A)           Amount calculated based on average shares outstanding throughout the period.  Effective February 21, 2007, the redemption fee was eliminated.

(B)             Amount rounds to less than $0.005.

JAMES MID CAP FUND

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

Year Ended June 30,
2009	2008	2007

Net asset value at beginning of year	$10.66	$11.70	$10.00

Income (loss) from investment operations:
Net investment income	0.03	0.00	(A)	0.04
Net realized and unrealized gains (losses) on investments	(3.61)	(1.01)	1.70

Total from investment operations	(3.58)	(1.01)	1.74

Less distributions:
From net investment income	(0.03)	(0.01)	—
From net realized gains on investments	—	(0.02)	(0.04)

Total distributions	(0.03)	(0.03)	(0.04)

Paid-in capital from redemption fees(B)	—	—	0.00	(A)

Net asset value at end of year	$7.05	$10.66	$11.70

Total return	(33.51)%	(8.61)%	17.41%

Net assets at end of year (000’s)	$4,438	$6,002	$6,441

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.48%	1.49%

Ratio of net investment income to average net assets	0.48%	0.01%	0.40%

Portfolio turnover rate	38%	55%	53%

(A)           Amount rounds to less than $0.005.

(B)             Amount calculated based on average shares outstanding throughout the period.  Effective February 21, 2007, the redemption fee was eliminated.

JAMES EQUITY FUND

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

Year Ended June 30,
2009	2008	2007	2006	2005

Net asset value at beginning of year	$10.75	$12.28	$11.04	$8.89	$7.36

Income (loss) from investment operations:
Net investment income	0.04	0.03	0.04	0.01	0.01
Net realized and unrealized gains (losses) on investments	(3.48)	(1.53)	1.24	2.16	1.53

Total from investment operations	(3.44)	(1.50)	1.28	2.17	1.54

Less distributions:
From net investment income	(0.04)	(0.03)	(0.04)	(0.01)	(0.01)
From net realized gains on investments	(0.87)	—	—	—	—
From distributions in excess of net investment income	—	—	—	(0.01)	—

Total distributions	(0.91)	(0.03)	(0.04)	(0.02)	(0.01)

Paid-in capital from redemption fees(A)	—	—	0.00	(B)	0.00	(B)	0.00	(B)

Net asset value at end of year	$6.40	$10.75	$12.28	$11.04	$8.89

Total return	(30.54)%	(12.20)%	11.59%	24.45%	20.96%

Net assets at end of year (000’s)	$10,910	$16,214	$25,873	$33,792	$16,833

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%

Ratio of net investment income to average net assets	0.63%	0.23%	0.30%	0.06%	0.22%

Portfolio turnover rate	81%	50%	58%	43%	33%

(A)           Amount calculated based on average shares outstanding throughout the period.  Effective February 21, 2007, the redemption fee was eliminated.

(B)             Amount rounds to less than $0.005.

JAMES MARKET NEUTRAL FUND

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

Year Ended June 30,
2009	2008	2007	2006	2005

Net asset value at beginning of year	$12.30	$12.17	$12.69	$12.27	$11.02

Income (loss) from investment operations:
Net investment income (loss)	(0.11)	0.11	0.40	0.17	0.01
Net realized and unrealized gains (losses) on investments	(2.17)	0.20	(0.51)	0.42	1.23

Total from investment operations	(2.28)	0.31	(0.11)	0.59	1.24

Less distributions:
From net investment income	(0.01)	(0.18)	(0.41)	(0.18)	—

Paid-in capital from redemption fees(A)	—	—	0.00	(B)	0.01	0.01

Net asset value at end of year	$10.01	$12.30	$12.17	$12.69	$12.27

Total return	(18.55)%	2.60%	(0.84)%	4.94%	11.34%

Net assets at end of year (000’s)	$33,345	$50,289	$51,527	$75,218	$47,303

Ratios/Supplemental Data:
Ratio of net expenses to average net assets, excluding dividends on securities sold short	1.95%	1.91%	1.94%	1.95%	1.95%
Ratio of dividend expense on securities sold short	0.32%	0.90%	0.32%	0.62%	0.42%

Ratio of net expenses to average net assets	2.27%	2.81%	2.26%	2.57%	2.37%

Ratio of net investment income (loss) to average net assets	(0.76)%	0.74%	3.21%	1.52%	0.11%
Portfolio turnover rate(C)	65%	79%	57%	27%	35%

(A)           Amount calculated based on average shares outstanding throughout the period.  Effective February 21, 2007, the redemption fee was eliminated.

(B)             Amount rounds to less than $0.005.

(C)             Calculation does not include short positions or short transactions.  Portfolio turnover rate would be higher if included.

Investment Adviser

James Investment Research, Inc.

P.O. Box 8

Alpha, Ohio 45301

Custodian	Independent Registered
U.S. Bank, N.A.	Public Accounting Firm
425 Walnut Street	Deloitte & Touche LLP
Cincinnati, Ohio 45202	250 East Fifth Street, Suite 1900
Cincinnati, Ohio 45202

Legal Counsel	Distributor
Thompson Hine LLP	Unified Financial Securities, Inc.
312 Walnut Street	2960 N. Meridian Street
14th Floor	Indianapolis, IN 46208
Cincinnati, Ohio 45202

Transfer Agent
ALPS Fund Services, Inc.
P.O. Box 786
Denver, CO 80201

Additional information about the Funds, including detailed information on Fund policies and operations, is included in the Funds’ Statements of Additional Information (SAI), which are incorporated into this prospectus by reference in their entirety.  Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual report to shareholders.  In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

Call the Funds at 1-800-99 JAMES to request free copies of the SAIs and the Funds’ annual and semi-annual reports, to request other information about the Funds and to make shareholder inquiries.

The Funds’ SAIs, annual and semi-annual reports to shareholders are also available, free of charge, on the Funds’ internet site at www.jamesfunds.com.

Information about a Fund (including the SAIs and other reports) can be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.  Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act #811-8411